   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 2000

                                                      REGISTRATION NO. 333-64641
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                 POST EFFECTIVE
                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                        PHILIPP BROTHERS CHEMICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                NEW YORK                                    2819                               13-1840497
     (STATE OR OTHER JURISDICTION OF            (PRIMARY STANDARD INDUSTRIAL         (I.R.S. EMPLOYER IDENTIFICATION
     INCORPORATION OR ORGANIZATION)             CLASSIFICATION CODE NUMBER)                      NUMBER)

                            ------------------------

                                ONE PARKER PLAZA
                           FORT LEE, NEW JERSEY 07024
                                 (201) 944-6020
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
         INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                       SEE TABLE OF ADDITIONAL REGISTRANTS

                            ------------------------

                                JACK C. BENDHEIM,
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        PHILIPP BROTHERS CHEMICALS, INC.
                                ONE PARKER PLAZA
                           FORT LEE, NEW JERSEY 07024
                                 (201) 944-6020
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                 With a copy to:
                             LAWRENCE M. BELL, ESQ.
                        GOLENBOCK, EISEMAN, ASSOR & BELL
                               437 MADISON AVENUE
                          NEW YORK, NEW YORK 10022-7302
                                 (212) 907-7300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. //

If this form is a post effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-64641

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         TABLE OF ADDITIONAL REGISTRANTS


                                           STATE OR OTHER        PRIMARY STANDARD
                                           JURISDICTION OF          INDUSTRIAL
       EXACT NAME OF REGISTRANT           INCORPORATION OR        CLASSIFICATION          IRS EMPLOYER
     AS SPECIFIED IN ITS CHARTER            ORGANIZATION            CODE NUMBER        IDENTIFICATION NO.
C.P. Chemicals, Inc.                         New Jersey                2819                22-1548721
One Parker Plaza
Fort Lee, New Jersey 07024
(201) 944-6020

Koffolk, Inc.                                 Delaware                 2819                22-3429128
One Parker Plaza
Fort Lee, New Jersey 07024
(201) 944-6020

Phibro-Tech, Inc.                             Delaware                 2819                22-3060339
One Parker Plaza
Fort Lee, New Jersey 07024
(201) 944-6020

MRT Management Corp.                          Delaware                 2819                22-3407010
One Parker Plaza
Fort Lee, New Jersey 07024
(201) 944-6020

Mineral Resource Technologies, L.L.C.         Delaware                 2819                58-2204234
120 Interstate North Parkway East,
Suite 440
Atlanta, Georgia 30339
(770) 989-0089

Prince Agriproducts, Inc.                     Delaware                 2819                23-1653576
One Prince Plaza
Quincy, Illinois 62301
(217) 222-8854

The Prince Manufacturing Company            Pennsylvania               2819                13-2793019
700 Lehigh Street
Bowmanstown, Pennsylvania 18030
(610) 852-2345

The Prince Manufacturing Company              Illinois                 2819                13-2793024
One Prince Plaza
Quincy, Illinois 62301

Phibrochem, Inc.                             New Jersey                2819                22-2758614
One Parker Plaza
Fort Lee, New Jersey 07024
(201) 944-6020

Phibro Chemicals, Inc.                        New York                 2819                22-2871784
One Parker Plaza
Fort Lee, New Jersey 07024
(201) 944-6020

Western Magnesium Corp.                      California                2819                13-2849569
One Parker Plaza
Fort Lee, New Jersey 07024
(201) 944-6020


                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


INTRODUCTORY NOTE.

This Post Effective Amendment No. 1 is filed pursuant to Rule 462(d) of the Securities Act solely for the purpose of retransmitting in EDGAR format certain exhibits (the "Retransmitted Exhibits") to the Registrant's registration statement on Form S-4, Registration No. 333-64641 (the "Registration Statement"). The Retransmitted Exhibits were not received by the Securities and Exchange Commission (the "Commission") as part of the EDGAR transmission of the Registration Statement as originally filed on September 29, 1998 (the "Original Filing"), due to a transmission error by the Registrant's EDGAR service provider. As indicated by the footnotes to the Exhibit Index below, certain of the Retransmitted Exhibits were amended by amendments to the Registration Statement filed subsequent to the date of the Original Filing. The Registration Statement, as amended, was declared effective by the Commission on December 17, 1998.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits

EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------

       3.1 Restated Certificate of Incorporation of Philipp Brothers Chemicals, Inc.*

       3.2    By-laws of Philipp Brothers Chemicals, Inc.*

       3.3    Certificate of Incorporation of Phibro-Tech, Inc.*

       3.4    By-Laws of Phibro-Tech, Inc.*

       3.5    Certificate of Incorporation of C.P. Chemicals, Inc.*

       3.6    By-Laws of C.P. Chemicals, Inc.*

       3.7    Certificate of Incorporation of Prince Agriproducts, Inc.*

       3.8    By-Laws of Prince Agriproducts, Inc.*

       3.9 Certificate of Incorporation of The Prince Manufacturing Company, an Illinois corporation*

       3.10 By-Laws of The Prince Manufacturing Company, an Illinois corporation*

       3.11 Certificate of Incorporation of The Prince Manufacturing Company, a Pennsylvania corporation*

       3.12 By-Laws of The Prince Manufacturing Company, a Pennsylvania corporation*

       3.13   Certificate of Formation of Mineral Resource Technologies, L.L.C.*

       3.14 Limited Liability Company Agreement of Mineral Resource Technologies, L.L.C., dated as of November 21, 1995, as amended as of June 1, 1998*

       3.15   Certificate of Incorporation of MRT Management Corp.*

       3.16   By-Laws of MRT Management Corp.*

       3.17   Certificate of Incorporation of Koffolk, Inc.*

       3.18   By-Laws of Koffolk, Inc.*

       3.19   Certificate of Incorporation of Phibrochem, Inc.*

       3.20   By-Laws of Phibrochem, Inc.*

       3.21   Certificate of Incorporation of Phibro Chemicals, Inc.*

       3.22   By-Laws of Phibro Chemicals, Inc.*

       3.23   Certificate of Incorporation of Western Magnesium Corp.**

       3.24   By-Laws of Western Magnesium Corp.**

       4.1 Indenture, dated as of June 11, 1998, among the Company, the Guarantors named therein and The Chase Manhattan Bank, as trustee, relating to the 9 7/8% Senior Subordinated Notes due 2008 of the Company, and exhibits thereto, including Form of 9 7/8% Senior Subordinated Note due 2008 of the Company**

              Certain instruments which define the rights of holders of long-term debt of the Company and its consolidated subsidiaries have not been filed as Exhibits to this Registration Statement since the total amount of securities authorized under any such instrument does not exceed 10% of the total assets of the Company and its subsidiaries on a consolidated basis, as of June 30, 1998. For a description of such indebtedness, see Note 6 of Notes to Consolidated Financial Statements. The Company hereby agrees to furnish copies of such instruments to the Securities and Exchange Commission upon its request.

       5.1 Opinion of Golenbock, Eiseman, Assor & Bell regarding the legality of securities being registered*

       5.2 Opinion of Blanc Williams, Johnston & Kronstadt L.L.C. regarding the legality of securities being registered*

       5.3 Opinion of Schmiedeskamp, Robertson, New & Mitchell regarding the legality of securities being registered*

       5.4 Opinion of Martin H. Philip, Esq. regarding the legality of securities being registered.*

       10.1 Registration Rights Agreement, dated June 11, 1998, among Philipp Brothers Chemicals, Inc., the Guarantors named therein and Schroder & Co. Inc.**

       10.2 Revolving Credit, Acquisition Term Loan and Security Agreement, dated August 19, 1998, among Philipp Brothers Chemicals, Inc., as Borrower, the Guarantors named therein, PNC Bank, N.A. as Agent and Lender, and the other institutions from time to time party thereto as Lenders**

       10.3 Manufacturing Agreement, dated May 15, 1994, by and between Merck & Co., Inc., Koffolk, Ltd., and Philipp Brothers Chemicals,
              Inc.+ ** ++ @

       10.4 Distribution Agreement, dated March 1, 1996, between Elanco Quimica Ltda. and Planalquimica Industrial Ltda.+ ** ++

       10.5 Asset Purchase and Trademark Assignment Agreement, dated August 5, 1996, between Koffolk, Inc. and Merck & Co., Inc.; assigned by Merck & Co., Inc. to Merial Limited.** ++

       10.6 Distributorship Agreement, dated August 5, 1996, by and between Merck & Co., Inc. and Koffolk, Inc.; assigned by Merck & Co., Inc. to Merial Limited.+ ** ++

       10.7 License Agreement, dated May 30, 1996, by and between Michigan Technological University and Mineral Resource Technologies, L.L.C.+ ** ++

       10.8 Lease, dated July 25, 1986, between Philipp Brothers Chemicals, Inc. and 400 Kelby Associates, as amended December 1, 1986 and December 30, 1994**

       10.9 Lease, dated June 30, 1995, between First Dice Road Co. and Phibro-Tech, Inc., as amended May 1998**

       10.10 Lease, dated December 24, 1981, between Koffolk (1949) Ltd. and Israel Land Administration*

       10.11 Master Lease Agreement, dated February 27, 1998, between General Electric Capital Corp., Philipp Brothers Chemicals, Inc. and Phibro-Tech, Inc.**

       10.12 Stockholders Agreement, dated December 29, 1987, by and between Philipp Brothers Chemicals, Inc., Charles H. Bendheim, Jack C. Bendheim and Marvin S. Sussman**

       10.13 Employment Agreement, dated December 29, 1987, by and between Philipp Brothers Chemicals, Inc. and Marvin S. Sussman**

       10.14 Stockholders Agreement, dated February 21, 1995, between I. David Paley, Nathan Z. Bistricer, James O. Herlands and Phibro-Tech, Inc., as amended as of June 11, 1998**

       10.15 Severance Agreement, dated as of February 21, 1995, between I. David Paley and Phibro-Tech, Inc.**

       10.16 Form of Severance Agreement, each dated as of February 21, 1995, between Philipp Brothers Chemicals, Inc. and each of Nathan Z. Bistricer and James O. Herlands**

       10.17 Agreement of Limited Partnership of First Dice Road Company, dated June 1, 1985, by and among Western Magnesium Corp., Jack Bendheim, Marvin S. Sussman and James O. Herlands, as amended November 1985**

       10.18 Philipp Brothers Chemicals, Inc. Retirement Income and Deferred Compensation Plan Trust, dated January 1, 1994, by and between Philipp Brothers Chemicals, Inc. on its own behalf and on behalf of C.P. Chemicals, Inc., Phibro-Tech, Inc. and the Trustee thereunder; Philipp Brothers Chemicals, Inc. Retirement Income and Deferred Compensation Plan Trust, dated March 18, 1994**

       10.19 Form of Executive Income Deferred Compensation Agreement, each dated March ]1, 1990, by and between Philipp Brothers Chemicals, Inc. and each of Jack Bendheim, James Herlands and Marvin Sussman**

       10.20 Form of Executive Income Split Dollar Agreement, each dated March 1, 1990, by and between Philipp Brothers Chemicals, Inc. and each of Jack Bendheim, James Herlands and Marvin Sussman**

       10.21 Agreement for the Sale and Purchase of the Shares of ODDA Smelteverk A/S and of the Business and Certain Assets of BOC Carbide Industries, a division of BOC Ltd., dated June 26, 1998, between The BOC Group plc and Philipp Brothers Chemicals, Inc.+ *

       10.22 Supply Agreement, dated as of September 28, 1998, between BOC Limited and Phillip Brothers Chemicals, Inc.+ *

       10.23 Administrative Consent Order, dated March 11, 1991, issued by the State of New Jersey Department of Environmental Protection, Division of Hazardous Waste Management, to C.P. Chemicals, Inc.**

       10.24 Purchase Agreement, dated as of June 1, 1998, between Jack C. Bendheim and the Company*

       10.25 Agreement, dated as of June 1, 1998, by and among Jack C. Bendheim, Phibro-Tech, Inc., MRT Management Corp. and Mineral Resource Technologies, L.L.C.*

       10.26 Licensing Agreement, dated January 28, 1980, between Gunness Wharf Limited and BOC Limited+ *

       10.27 Agreement, dated January 28, 1980, between BOC Limited and Gunness Wharf Limited+ *

       12.1   Statement regarding computation of ratios.**

       21.1   Subsidiaries of Philipp Brothers Chemicals, Inc.**

       21.2   Subsidiaries of C.P. Chemicals, Inc.**

       21.3   Subsidiaries of Phibro-Tech, Inc.**

       23.1 Consent of PricewaterhouseCoopers LLP, certified public accountants** @

       23.2 Consent of Edward Isaacs & Co. LLP, certified public accountants** @

       23.3   Consent of Dov Kahana & Co., certified public accountants** @

       23.4   Consent of Cabinet Associes, certified public accountants** @

       23.5 Consent of Wilson Wright & Co., chartered accountants and registered auditors** @

       23.6 Consent of Wilson Wright & Co., chartered accountants and registered auditors** @

       23.7 Consent of PricewaterhouseCoopers DA, certified public accountants*

       23.8   Consent of Golenbock, Eiseman, Assor & Bell (included as part of
              Exhibit 5.1 to this Registration Statement)*

       23.9 Consent of Blanc, Williams, Johnston & Kronstadt L.L.C. (included as part of Exhibit 5.2 to this Registration Statement)*

       23.10 Consent of Martin H. Philip, Esq. (included as part of Exhibit 5.3 to this Registration Statement)*

       23.11 Consent of Schmiedeskamp, Robertson, New & Mitchell (included as part of Exhibit 5.4 to this Registration Statement)*

       24.1 Power of Attorney (set forth on signature pages of this Registration Statement as filed on September 29, 1998)*

       25.1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Chase Manhattan Bank on Form T-1**

       27.1   Financial Data Schedule**

       99.1   Form of Letter of Transmittal** @

       99.2   Form of Notice of Guaranteed Delivery** @

       99.3   Form of Letter to Clients** @

       99.4 Form of Letter to Brokers, Dealers, Trust Companies and Other Nominees** @


------------------

 * Previously filed.

 ** Filed herewith solely for the purpose of retransmitting such exhibit, which was not received by the Commission as part of the original filing of this Registration Statement on September 29, 1998 as a result of a transmission error on the part of the Registrant's EDGAR service provider.

+ A request for confidential treatment has been granted for portions of such document. Confidential portions have been omitted and filed separately with the SEC as required by Rule 406(b).


++ Amended in Pre-Effective Amendment No. 2 to the Registration Statement filed December 14, 1998.

@ Amended in Pre-Effective Amendment No. 3 to the Registration Statement filed December 17, 1998.

                                  SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          PHILIPP BROTHERS CHEMICALS, INC.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                               President and Chief Executive
                                                         Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECIVVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



SIGNATURE                                   TITLE                      DATE
-------------------------  ---------------------------------------     -------------------

/s/ JACK C. BENDHEIM       Director, President and                     September 21, 2000
-------------------------  Chief Executive Officer
Jack C. Bendheim           Principal Executive Officer)


/s/ MARVIN S. SUSSMAN*     Director                                    September 21, 2000
-------------------------
Marvin S. Sussman


/s/ JAMES O. HERLANDS*     Director                                    September 21, 2000
-------------------------
James O. Herlands


/s/ NATHAN Z. BISTRICER*   Vice President and Chief Financial          September 21, 2000
-------------------------  Officer (Principal Financial Officer and
Nathan Z. Bistricer        Principal Accounting Officer)



------------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          C.P. CHEMICALS, INC.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                                  Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


        SIGNATURE                   TITLE                          DATE
-------------------------  ----------------------------------     ---------------

/s/ JACK C. BENDHEIM       Director and Chief Executive Officer   September 21, 2000
-------------------------  (Principal Executive Officer)
Jack C. Bendheim


/s/ JAMES O. HERLANDS*     Director                               September 21, 2000
--------------------------
James O. Herlands


/s/ NATHAN Z. BISTRICER*   Vice President and Chief Financial     September 21, 2000
-------------------------  Officer (Principal Financial Officer
Nathan Z. Bistricer        and Principal Accounting Officer)


---------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE COMPANY HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          KOFFOLK, INC.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                                         President


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


        SIGNATURE                   TITLE                              DATE
-------------------------  ----------------------------------          ---------------

/s/ JACK C. BENDHEIM       Director, President and                     September 21, 2000
-------------------------  Treasurer (Principal Executive Officer,
Jack C. Bendheim           Principal Financial Officer and
                           Principal Accounting Officer)


                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          MINERAL RESOURCE TECHNOLOGIES, L.L.C.

                                          By: MRT Management Corp., Managing
                                                Member

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                                   President and Chief Executive
                                                           Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



        SIGNATURE                   TITLE                              DATE
-------------------------  ----------------------------------          ---------------

/s/ JACK C. BENDHEIM       Director, President and Chief Executive     September 21, 2000
------------------------   Officer, Managing Member (Principal
Jack C. Bendheim           Executive Officer, Managing Member)


/s/ NATHAN Z. BISTRICER*   Director, Vice President and Chief          September 21, 2000
-------------------------  Financial Officer, Managing Member
Nathan Z. Bistricer        (Principal Financial Officer and
                           Principal Accounting Officer)


/s/ HUGH P. SHANNONHOUSE*  Director, Managing Member                   September 21, 2000
-------------------------
Hugh P. Shannonhouse



------------------
  *Executed pursuant to a power of
   attorney contained in the Registration
   Statement

                                  SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          MRT MANAGEMENT CORP.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                               President and Chief Executive
                                                         Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



        SIGNATURE                           TITLE                          DATE
-------------------------           ----------------------------------     ---------------

/s/ JACK C. BENDHEIM                Director, President and                September 21, 2000
----------------------------        Chief Executive Officer
Jack C. Bendheim                    Principal Executive Officer)


/s/ HUGH P. SHANNONHOUSE*           Director                               September 21, 2000
----------------------------
Hugh P. Shannonhouse


/s/ NATHAN Z. BISTRICER*            Director, Vice President and           September 21, 2000
---------------------------         Chief Financial Officer
Nathan Z. Bistricer                 (Principal Financial Officer and
                                    Principal Accounting Officer)



------------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          PHIBROCHEM, INC.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                               President and Chief Executive
                                                         Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.




     SIGNATURE                              TITLE                           DATE
--------------------------       ---------------------------------------   ------------------

/s/ JACK C. BENDHEIM             Director, President and                   September 21, 2000
---------------------------      Chief Executive Officer
Jack C. Bendheim                 (Principal Executive Officer)


/s/ JAMES O. HERLANDS*           Director                                  September 21, 2000
---------------------------
James O. Herlands


/s/ NATHAN Z. BISTRICER*         Director, Vice President and              September 21, 2000
---------------------------      Chief Financial Officer
Nathan Z. Bistricer              (Principal Financial Officer and
                                 Principal Accounting Officer)


------------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          PHIBRO CHEMICALS, INC.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                               President and Chief Executive
                                                         Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



     SIGNATURE                              TITLE                      DATE
--------------------------      ----------------------------------     ------------------

/s/ JACK C. BENDHEIM            Director, President and                September 21, 2000
------------------------        Chief Executive Officer
Jack C. Bendheim                (Principal Executive Officer)


/s/ JAMES O. HERLANDS*          Director                               September 21, 2000
-------------------------
James O. Herlands


/s/ NATHAN Z. BISTRICER*        Director, Vice President and           September 21, 2000
---------------------------     Chief Financial Officer
Nathan Z. Bistricer             (Principal Financial Officer and
                                Principal Accounting Officer)


------------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          PHIBRO-TECH, INC.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                                  Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.





     SIGNATURE                            TITLE                        DATE
--------------------------       ----------------------------------    ------------------

/s/ JACK C. BENDHEIM             Director and                          September 21, 2000
---------------------------      Chief Executive Officer
Jack C. Bendheim                 (Principal Executive Officer)


/s/ NATHAN Z. BISTRICER*         Director, Senior Vice President       September 21, 2000
------------------------------   and Chief Financial Officer
Nathan Z. Bistricer              (Principal Financial Officer and
                                 Principal Accounting Officer)


------------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                                PRINCE AGRIPRODUCTS, INC.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                                  Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.





     SIGNATURE                              TITLE                               DATE
--------------------------          ---------------------------------------     ------------------

/s/ JACK C. BENDHEIM                Director and Chief Executive                September 21, 2000
------------------------            Officer (Principal Executive Officer)
Jack C. Bendheim

/s/ MARVIN S. SUSSMAN*              Director and President                      September 21, 2000
-------------------------
Marvin S. Sussman

/s/ NATHAN Z. BISTRICER*            Director, Vice President and                September 21, 2000
-------------------------           Chief Financial Officer
Nathan Z. Bistricer                 (Principal Financial Officer and
                                    Principal Accounting Officer)


------------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          THE PRINCE MANUFACTURING COMPANY

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                                  Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THECAPACITIES AND ON THE DATES INDICATED.




     SIGNATURE                              TITLE                           DATE
--------------------------       ---------------------------------------   ------------------

/s/ JACK C. BENDHEIM             Director and Chief Executive Officer      September 21, 2000
-------------------------        (Principal Executive Officer)
Jack C. Bendheim

/s/ MARVIN S. SUSSMAN*           Director and President                    September 21, 2000
-------------------------
Marvin S. Sussman

/s/ NATHAN Z. BISTRICER*         Director, Vice President and              September 21, 2000
--------------------------       Chief Financial Officer
Nathan Z. Bistricer              (Principal Financial Officer and
                                 Principal Accounting Officer)



------------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          THE PRINCE MANUFACTURING COMPANY

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                                  Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.




     SIGNATURE                              TITLE                             DATE
--------------------------          ------------------------------------      ------------------

/s/ JACK C. BENDHEIM                Director and Chief Executive Officer      September 21, 2000
---------------------------         (Principal Executive Officer)
Jack C. Bendheim

/s/ MARVIN S. SUSSMAN*              Director and President                    September 21, 2000
----------------------------
Marvin S. Sussman

/s/ NATHAN Z. BISTRICER*            Director, Vice President and              September 21, 2000
---------------------------         Chief Financial Officer
Nathan Z. Bistricer                 (Principal Financial Officer and
                                    Principal Accounting Officer)


------------------
*Executed pursuant to a power of attorney contained in the Registration Statement

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF FORT LEE, NEW JERSEY, ON SEPTEMBER 21, 2000.


                                          WESTERN MAGNESIUM CORP.

                                          By:     /s/ JACK C. BENDHEIM
                                              ----------------------------------
                                                      Jack C. Bendheim,
                                                   President and Chief Executive
                                                            Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.




     SIGNATURE                              TITLE                            DATE
--------------------------         ----------------------------------   ------------------

/s/ JACK C. BENDHEIM               Director, President and              September 21, 2000
--------------------               Chief Executive Officer
Jack C. Bendheim                   (Principal Executive Officer)


/s/ JAMES O. HERLANDS*              Director                            September 21, 2000
----------------------
James O. Herlands


/s/ NATHAN Z. BISTRICER*           Director, Vice President and         September 21, 2000
---------------------------        Chief Financial Officer
Nathan Z. Bistricer                (Principal Financial Officer and
                                   Principal Accounting Officer)


------------------
  *Executed pursuant to a power of
   attorney contained in the Registration
   Statement

                                  EXHIBIT INDEX



 EXHIBIT NO.  DESCRIPTION OF EXHIBIT
 -----------  ----------------------

       3.1 Restated Certificate of Incorporation of Philipp Brothers Chemicals, Inc.*

       3.2    By-laws of Philipp Brothers Chemicals, Inc.*

       3.3    Certificate of Incorporation of Phibro-Tech, Inc.*

       3.4    By-Laws of Phibro-Tech, Inc.*

       3.5    Certificate of Incorporation of C.P. Chemicals, Inc.*

       3.6    By-Laws of C.P. Chemicals, Inc.*

       3.7    Certificate of Incorporation of Prince Agriproducts, Inc.*

       3.8    By-Laws of Prince Agriproducts, Inc.*

       3.9 Certificate of Incorporation of The Prince Manufacturing Company, an Illinois corporation*

       3.10 By-Laws of The Prince Manufacturing Company, an Illinois corporation*

       3.11 Certificate of Incorporation of The Prince Manufacturing Company, a Pennsylvania corporation*

       3.12 By-Laws of The Prince Manufacturing Company, a Pennsylvania corporation*

       3.13   Certificate of Formation of Mineral Resource Technologies, L.L.C.*

       3.14 Limited Liability Company Agreement of Mineral Resource Technologies, L.L.C., dated as of November 21, 1995, as amended as of June 1, 1998*

       3.15   Certificate of Incorporation of MRT Management Corp.*

       3.16   By-Laws of MRT Management Corp.*

       3.17   Certificate of Incorporation of Koffolk, Inc.*

       3.18   By-Laws of Koffolk, Inc.*

       3.19   Certificate of Incorporation of Phibrochem, Inc.*

       3.20   By-Laws of Phibrochem, Inc.*

       3.21   Certificate of Incorporation of Phibro Chemicals, Inc.*

       3.22   By-Laws of Phibro Chemicals, Inc.*

       3.23   Certificate of Incorporation of Western Magnesium Corp.**

       3.24   By-Laws of Western Magnesium Corp.**

       4.1 Indenture, dated as of June 11, 1998, among the Company, the Guarantors named therein and The Chase Manhattan Bank, as trustee, relating to the 9 7/8% Senior Subordinated Notes due 2008 of the Company, and exhibits thereto, including Form of 9 7/8% Senior Subordinated Note due 2008 of the Company**

              Certain instruments which define the rights of holders of long-term debt of the Company and its consolidated subsidiaries have not been filed as Exhibits to this Registration Statement since the total amount of securities authorized under any such instrument does not exceed 10% of the total assets of the Company and its subsidiaries on a consolidated basis, as of June 30, 1998. For a description of such indebtedness, see Note 6 of Notes to Consolidated Financial Statements. The Company hereby agrees to furnish copies of such instruments to the Securities and Exchange Commission upon its request.

       5.1 Opinion of Golenbock, Eiseman, Assor & Bell regarding the legality of securities being registered*

       5.2 Opinion of Blanc Williams, Johnston & Kronstadt L.L.C. regarding the legality of securities being registered*

       5.3 Opinion of Schmiedeskamp, Robertson, New & Mitchell regarding the legality of securities being registered*

       5.4 Opinion of Martin H. Philip, Esq. regarding the legality of securities being registered.*

       10.1 Registration Rights Agreement, dated June 11, 1998, among Philipp Brothers Chemicals, Inc., the Guarantors named therein and Schroder & Co. Inc.**

       10.2 Revolving Credit, Acquisition Term Loan and Security Agreement, dated August 19, 1998, among Philipp Brothers Chemicals, Inc., as Borrower, the Guarantors named therein, PNC Bank, N.A. as Agent and Lender, and the other institutions from time to time party thereto as Lenders**


      10.3 Manufacturing Agreement, dated May 15, 1994, by and between Merck & Co., Inc., Koffolk, Ltd., and Philipp Brothers Chemicals,
              Inc.+ ** ++ @

      10.4 Distribution Agreement, dated March 1, 1996, between Elanco Quimica Ltda. and Planalquimica Industrial Ltda.+ ** ++

      10.5 Asset Purchase and Trademark Assignment Agreement, dated August 5, 1996, between Koffolk, Inc. and Merck & Co., Inc.; assigned by Merck & Co., Inc. to Merial Limited.** ++

      10.6 Distributorship Agreement, dated August 5, 1996, by and between Merck & Co., Inc. and Koffolk, Inc.; assigned by Merck & Co., Inc. to Merial Limited.+ ** ++

      10.7 License Agreement, dated May 30, 1996, by and between Michigan Technological University and Mineral Resource Technologies, L.L.C.+ ** ++

       10.8 Lease, dated July 25, 1986, between Philipp Brothers Chemicals, Inc. and 400 Kelby Associates, as amended December 1, 1986 and December 30, 1994**

       10.9 Lease, dated June 30, 1995, between First Dice Road Co. and Phibro-Tech, Inc., as amended May 1998**

       10.10 Lease, dated December 24, 1981, between Koffolk (1949) Ltd. and Israel Land Administration*

       10.11 Master Lease Agreement, dated February 27, 1998, between General Electric Capital Corp., Philipp Brothers Chemicals, Inc. and Phibro-Tech, Inc.**

       10.12 Stockholders Agreement, dated December 29, 1987, by and between Philipp Brothers Chemicals, Inc., Charles H. Bendheim, Jack C. Bendheim and Marvin S. Sussman**

       10.13 Employment Agreement, dated December 29, 1987, by and between Philipp Brothers Chemicals, Inc. and Marvin S. Sussman**

       10.14 Stockholders Agreement, dated February 21, 1995, between I. David Paley, Nathan Z. Bistricer, James O. Herlands and Phibro-Tech, Inc., as amended as of June 11, 1998**

       10.15 Severance Agreement, dated as of February 21, 1995, between I. David Paley and Phibro-Tech, Inc.**

       10.16 Form of Severance Agreement, each dated as of February 21, 1995, between Philipp Brothers Chemicals, Inc. and each of Nathan Z. Bistricer and James O. Herlands**

       10.17 Agreement of Limited Partnership of First Dice Road Company, dated June 1, 1985, by and among Western Magnesium Corp., Jack Bendheim, Marvin S. Sussman and James O. Herlands, as amended November 1985**

       10.18 Philipp Brothers Chemicals, Inc. Retirement Income and Deferred Compensation Plan Trust, dated January 1, 1994, by and between Philipp Brothers Chemicals, Inc. on its own behalf and on behalf of C.P. Chemicals, Inc., Phibro-Tech, Inc. and the Trustee thereunder; Philipp Brothers Chemicals, Inc. Retirement Income and Deferred Compensation Plan Trust, dated March 18, 1994**

       10.19 Form of Executive Income Deferred Compensation Agreement, each dated March ]1, 1990, by and between Philipp Brothers Chemicals, Inc. and each of Jack Bendheim, James Herlands and Marvin Sussman**

       10.20 Form of Executive Income Split Dollar Agreement, each dated March 1, 1990, by and between Philipp Brothers Chemicals, Inc. and each of Jack Bendheim, James Herlands and Marvin Sussman**

       10.21 Agreement for the Sale and Purchase of the Shares of ODDA Smelteverk A/S and of the Business and Certain Assets of BOC Carbide Industries, a division of BOC Ltd., dated June 26, 1998, between The BOC Group plc and Philipp Brothers Chemicals, Inc.*

       10.22 Supply Agreement, dated as of September 28, 1998, between BOC Limited and Phillip Brothers Chemicals, Inc.+ *

       10.23 Administrative Consent Order, dated March 11, 1991, issued by the State of New Jersey Department of Environmental Protection, Division of Hazardous Waste Management, to C.P. Chemicals, Inc.**

       10.24 Purchase Agreement, dated as of June 1, 1998, between Jack C. Bendheim and the Company*

       10.25 Agreement, dated as of June 1, 1998, by and among Jack C. Bendheim, Phibro-Tech, Inc., MRT Management Corp. and Mineral Resource Technologies, L.L.C.*

       10.26 Licensing Agreement, dated January 28, 1980, between Gunness Wharf Limited and BOC Limited+* 10.27 Agreement, dated January 28, 1980, between BOC Limited and Gunness Wharf Limited+ *

       12.1   Statement regarding computation of ratios.**

       21.1   Subsidiaries of Philipp Brothers Chemicals, Inc.**

       21.2   Subsidiaries of C.P. Chemicals, Inc.**

       21.3   Subsidiaries of Phibro-Tech, Inc.**


       23.1 Consent of PricewaterhouseCoopers LLP, certified public accountants** @

       23.2 Consent of Edward Isaacs & Co. LLP, certified public accountants** @

       23.3   Consent of Dov Kahana & Co., certified public accountants** @

       23.4   Consent of Cabinet Associes, certified public accountants** @

       23.5 Consent of Wilson Wright & Co., chartered accountants and registered auditors** @

       23.6 Consent of Wilson Wright & Co., chartered accountants and registered auditors** @


       23.7 Consent of PricewaterhouseCoopers DA, certified public accountants*

       23.8   Consent of Golenbock, Eiseman, Assor & Bell (included as part of
              Exhibit 5.1 to this Registration Statement)*

       23.9 Consent of Blanc, Williams, Johnston & Kronstadt L.L.C. (included as part of Exhibit 5.2 to this Registration Statement)*

       23.10 Consent of Martin H. Philip, Esq. (included as part of Exhibit 5.3 to this Registration Statement)*

       23.11 Consent of Schmiedeskamp, Robertson, New & Mitchell (included as part of Exhibit 5.4 to this Registration Statement)*

       24.1 Power of Attorney (set forth on signature pages of this Registration Statement as filed on September 29, 1998)*

       25.1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Chase Manhattan Bank on Form T-1**

       27.1   Financial Data Schedule**


       99.1   Form of Letter of Transmittal** @

       99.2   Form of Notice of Guaranteed Delivery** @

       99.3   Form of Letter to Clients** @

       99.4 Form of Letter to Brokers, Dealers, Trust Companies and Other Nominees** @


------------------

 * Previously filed.

** Filed herewith solely for the purpose of retransmitting such exhibit, which was not received by the Commission as part of the original filing of this Registration Statement on September 29, 1998 as a result of a transmission error on the part of Registrant's EDGAR service provider.

+ A request for confidential treatment has been granted for portions of such document. Confidential portions have been omitted and filed separately with the SEC as required by Rule 406(b).


++ Amended in Pre-Effective Amendment No. 2 to the Registration Statement filed December 14, 1998.

@ Amended in Pre-Effective Amendment No. 3 to the Registration Statement filed December 17, 1998.